         ARCADIA  AUTOMOBILE  RECEIVABLES TRUST  1997 - B


               MONTHLY  SERVICER'S  CERTIFICATE




Accounting Date:        October 31, 1997
                         -----------------
Determination Date:     November 7, 1997
                        ------------------
Distribution Date:      November 15, 1997
                        ------------------
Monthly Period Ending:  October 31, 1997
                        ------------------

This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

II. Collection Account Summary


Available Funds:
    Payments Received                                                     $23,881,713.73
    Liquidation Proceeds (excluding Purchase Amounts)                        $909,928.63
    Current Monthly Advances                                                 $359,062.66
    Amount of withdrawal, if any, from the Reserve Account                         $0.00
    Monthly Advance Recoveries                                              ($140,914.34)
    Purchase Amounts-Warranty and Administrative Receivables                  $93,282.19
    Purchase Amounts - Liquidated Receivables                                      $0.00
    Income from investment of funds in Trust Accounts                         $99,280.04
                                                                     -------------------
Total Available Funds                                                                           $25,202,352.91
                                                                                               ---------------
                                                                                               ---------------

Amounts Payable on Distribution Date:
    Reimbursement of Monthly Advances                                              $0.00
    Backup Servicer Fee                                                            $0.00
    Basic Servicing Fee                                                      $599,845.22
    Trustee and other fees                                                         $0.00
    Class A-1  Interest Distributable Amount                                 $132,594.71
    Class A-2  Interest Distributable Amount                               $1,067,500.00
    Class A-3  Interest Distributable Amount                                 $892,500.00
    Class A-4  Interest Distributable Amount                                 $812,500.00
    Class A-5  Interest Distributable Amount                                 $910,083.33
    Noteholders' Principal Distributable Amount                           $16,503,552.82
    Amounts owing and not paid to Security Insurer under
         Insurance Agreement                                                      $0.00
    Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
    Spread Account Deposit                                                $4,283,776.83
                                                                     -------------------
Total Amounts Payable on Distribution Date                                                      $25,202,352.91
                                                                                               ---------------
                                                                                               ---------------


II. Available Funds



Collected Funds (see V)
         Payments Received                                                $23,881,713.73
         Liquidation Proceeds (excluding Purchase Amounts)                   $909,928.63        $24,791,642.36
                                                                     -------------------

Purchase Amounts                                                                                    $93,282.19

Monthly Advances
         Monthly Advances - current Monthly Period (net)                     $218,148.32
         Monthly Advances - Outstanding Monthly Advances
           not otherwise reimbursed to the Servicer                                $0.00           $218,148.32
                                                                     -------------------
Income from investment of funds in Trust Accounts                                                   $99,280.04
                                                                                               ---------------

Available Funds                                                                                 $25,202,352.91
                                                                                               ---------------
                                                                                               ---------------


III. Amounts Payable on Distribution Date



(i)(a)   Taxes due and unpaid with respect to the Trust
         (not otherwise paid by AFL or the Servicer)                                                     $0.00

(i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
         to Servicer and to be reimbursed on the Distribution Date)                                      $0.00

(i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                 $0.00

(ii)     Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
            Owner Trustee                                                          $0.00
            Administrator                                                          $0.00
            Indenture Trustee                                                      $0.00
            Indenture Collateral Agent                                             $0.00
            Lockbox Bank                                                           $0.00
            Custodian                                                              $0.00
            Backup Servicer                                                        $0.00
            Collateral Agent                                                       $0.00                 $0.00
                                                                     -------------------
(iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                      $599,845.22

(iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                    $0.00

(iii)(c) Servicer reimbursements for mistaken deposits or postings of checks
         returned for insufficient funds (not otherwise reimbursed to Servicer)                          $0.00

(iv)     Class A-1  Interest Distributable Amount                                                  $132,594.71
         Class A-2  Interest Distributable Amount                                                $1,067,500.00
         Class A-3  Interest Distributable Amount                                                  $892,500.00
         Class A-4  Interest Distributable Amount                                                  $812,500.00
         Class A-5  Interest Distributable Amount                                                  $910,083.33

(v) Noteholders' Principal Distributable Amount
         Payable to Class A-1 Noteholders                                                       $16,503,552.82
         Payable to Class A-2 Noteholders                                                                $0.00
         Payable to Class A-3 Noteholders                                                                $0.00
         Payable to Class A-4 Noteholders                                                                $0.00
         Payable to Class A-5 Noteholders                                                                $0.00

(vii)    Unpaid principal balance of the Class A-1 Notes after deposit to the Note
         Distribution Account of any funds in the Class A-1 Holdback Subaccount
         (applies only on the Class A-1 Final Scheduled Distribution Date)                               $0.00

(ix)     Amounts owing and not paid to Security Insurer under Insurance Agreement                        $0.00
                                                                                               ---------------

         Total amounts payable on Distribution Date                                             $20,918,576.08
                                                                                               ---------------
                                                                                               ---------------


IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall



Spread Account deposit:

    Amount of excess, if any, of Available Funds
     over total amounts payable (or amount of such
     excess up to the Spread Account Maximum Amount)                                   $4,283,776.83

Reserve Account Withdrawal on any Determination Date:

    Amount of excess, if any, of total amounts payable over Available Funds
     (excluding amounts payable under item (vii) of Section III)                               $0.00

    Amount available for withdrawal from the Reserve Account (excluding the
     Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
     (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
     of transfers of Subsequent Receivables)                                           $1,383,884.24

    (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from the Reserve Account, and deposited in the Collection
     Account.)

    Amount of withdrawal, if any, from the Reserve Account                                     $0.00

Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
Distribution Date:

    Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
    of Section III                                                                             $0.00

    Amount available in the Class A-1 Holdback Subaccount                                      $0.00

    (The amount by which the remaining principal balance of the Class A-1
    Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

    Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                       $0.00

Deficiency Claim Amount:

    Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
    Available Funds                                                                            $0.00

    (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
    III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

Pre-Funding Account Shortfall:

    Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
    Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
    Prepayment Amount, the Class A-4 Prepayment Amount, and the Class A-5
    Prepayment Amount, over (b) the amount on deposit in the Pre-Funding Account               $0.00

Class A-1 Maturity Shortfall:

    Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
    Date, of (a) the unpaid principal balance of the Class A-1 Notes over
    (b) the sum of the amounts deposited in the Note Distribution Account
    Section III or pursuant to a withdrawal from the Class A-1 Holdback Subaccount.            $0.00



(In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

V. Collected Funds



   Payments Received:
         Supplemental Servicing Fees                                               $0.00
         Amount allocable to interest                                      $9,241,805.90
         Amounts allocable to principal                                   $14,639,907.83
         Amount allocable to Insurance Add-On Amounts                              $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
         Servicer prior to deposit in the Collection Account)                      $0.00
                                                                     -------------------

   Total Payments Received                                                                      $23,881,713.73

   Liquidation Proceeds:
         Gross amount realized with respect to Liquidated Receivables      $1,019,784.17

         Less: (i) reasonable expenses incurred by Servicer
          in connection with the collection of such Liquidated
          Receivables and the repossession and disposition
          of the related Financed Vehicles and (ii) amounts
          required to be refunded to Obligors on such
          Liquidated Receivables                                            ($109,855.54)
                                                                     -------------------

   Net Liquidation Proceeds                                                                           $909,928.63

   Allocation of Liquidation Proceeds:
         Supplemental Servicing Fees                                               $0.00
         Amount allocable to interest                                              $0.00
         Amounts allocable to principal                                            $0.00
         Amount allocable to Insurance Add-On Amounts                              $0.00
         Amount allocable to Outstanding Monthly Advances
          (reimbursed to the Servicer prior to deposit in
          the Collection Account)                                                  $0.00                 $0.00
                                                                     -------------------       ---------------
   Total Collected Funds                                                                        $24,791,642.36
                                                                                               ---------------
                                                                                               ---------------


VI. Purchase Amounts Deposited in Collection Account



    Purchase Amounts - Warranty Receivables                                                              $0.00
         Amount allocable to interest                                              $0.00
         Amounts allocable to principal                                            $0.00
         Amount allocable to Outstanding Monthly Advances
          (reimbursed to the Servicer prior to deposit in the
          Collection Account)                                                      $0.00

    Purchase Amounts - Administrative Receivables                                                   $93,282.19
         Amount allocable to interest                                              $0.00
         Amounts allocable to principal                                       $93,282.19
         Amount allocable to Outstanding Monthly Advances
          (reimbursed to the Servicer prior to deposit in the
          Collection Account)                                                      $0.00
                                                                     -------------------

    Total Purchase Amounts                                                                          $93,282.19
                                                                                               ---------------
                                                                                               ---------------

VII. Reimbursement of Outstanding Monthly Advances


     Outstanding Monthly Advances                                                                  $432,245.24

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
         Payments received from Obligors                                    ($140,914.34)
         Liquidation Proceeds                                                      $0.00
         Purchase Amounts - Warranty Receivables                                   $0.00
         Purchase Amounts - Administrative Receivables                             $0.00
                                                                         ---------------

     Outstanding Monthly Advances to be netted against Monthly
      Advances for the current Monthly Period                                                     ($140,914.34)

     Outstanding Monthly Advances to be reimbursed out of
      Available Funds on the Distribution Date                                                    ($140,914.34)

     Remaining Outstanding Monthly Advances                                                        $291,330.90

     Monthly Advances - current Monthly Period                                                     $359,062.66
                                                                                               ---------------

     Outstanding Monthly Advances - immediately following the Distribution Date                    $650,393.56
                                                                                               ---------------
                                                                                               ---------------

VIII.  Calculation  of  Interest  and  Principal  Payments



A. Calculation of Principal Distribution Amount

    Payments received allocable to principal                                                    $14,639,907.83
    Aggregate of Principal Balances as of the
     Accounting Date of all Receivables that
     became Liquidated Receivables during the
     Monthly Period                                                                              $1,770,362.80
    Purchase Amounts - Warranty Receivables allocable to principal                                       $0.00
    Purchase Amounts - Administrative Receivables allocable to principal                            $93,282.19
    Amounts withdrawn from the Pre-Funding Account                                                       $0.00
    Cram Down Losses                                                                                     $0.00
                                                                                              ----------------
    Principal Distribution Amount                                                               $16,503,552.82
                                                                                              ----------------
                                                                                              ----------------

B. Calculation of Class A-1 Interest Distributable Amount


     Class A-1 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-1 Noteholders on such Distribution Date)    $26,814,270.61

     Multiplied by the Class A-1 Interest Rate                                    5.743%

     Multiplied by actual days in the period or, in the case of the
      first Distribution Date, by 26/360                                      0.08611111           $132,594.71
                                                                         ---------------
     Plus any unpaid Class A-1 Interest Carryover Shortfall                                              $0.00
                                                                                              ----------------
     Class A-1 Interest Distributable Amount                                                       $132,594.71
                                                                                              ----------------
                                                                                              ----------------

C. Calculation of Class A-2 Interest Distributable Amount




    Class A-2 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-2 Noteholders on such Distribution Date)  $210,000,000.00

    Multiplied by the Class A-2 Interest Rate                                     6.100%

    Multiplied by 1/12 or, in the case of the first Distribution
     Date, by 26/360                                                          0.08333333         $1,067,500.00
                                                                         ---------------
    Plus any unpaid Class A-2 Interest Carryover Shortfall                                               $0.00
                                                                                              ----------------

    Class A-2 Interest Distributable Amount                                                      $1,067,500.00
                                                                                              ----------------
                                                                                              ----------------

D. Calculation of Class A-3 Interest Distributable Amount



    Class A-3 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-3 Noteholders on such Distribution Date)  $170,000,000.00

    Multiplied by the Class A-3 Interest Rate                                     6.300%

    Multiplied by 1/12 or, in the case of the first Distribution
       Date, by 26/360                                                        0.08333333           $892,500.00
                                                                         ---------------
    Plus any unpaid Class A-3 Interest Carryover Shortfall                                               $0.00
                                                                                              ----------------
    Class A-3 Interest Distributable Amount                                                        $892,500.00
                                                                                              ----------------
                                                                                              ----------------

E. Calculation of Class A-4 Interest Distributable Amount


    Class A-4 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-4 Noteholders on such Distribution Date)   $150,000,000.00

    Multiplied by the Class A-4 Interest Rate                                     6.500%

    Multiplied by 1/12 or, in the case of the first Distribution Date,
      by 26/360                                                               0.08333333           $812,500.00
                                                                         ---------------
    Plus any unpaid Class A-4 Interest Carryover Shortfall                                               $0.00
                                                                                              ----------------
    Class A-4 Interest Distributable Amount                                                        $812,500.00
                                                                                              ----------------
                                                                                              ----------------


F. Calculation of Class A-5 Interest Distributable Amount



   Class A-5 Monthly Interest Distributable Amount:


   Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
      of principal to Class A-5 Noteholders on such Distribution Date)   $163,000,000.00

   Multiplied by the Class A-5 Interest Rate                                      6.700%

   Multiplied by 1/12 or, in the case of the first Distribution Date,
    by 26/360                                                                 0.08333333           $910,083.33
                                                                       -----------------

   Plus any unpaid Class A-5 Interest Carryover Shortfall                                                $0.00
                                                                                               ---------------
   Class A-5 Interest Distributable Amount                                                         $910,083.33
                                                                                               ---------------
                                                                                               ---------------

G. Calculation of Noteholders' Interest Distributable Amount



   Class A-1 Interest Distributable Amount                                   $132,594.71
   Class A-2 Interest Distributable Amount                                 $1,067,500.00
   Class A-3 Interest Distributable Amount                                   $892,500.00
   Class A-4 Interest Distributable Amount                                   $812,500.00
   Class A-5 Interest Distributable Amount                                   $910,083.33

   Noteholders' Interest Distributable Amount                                                    $3,815,178.04
                                                                                               ---------------
                                                                                               ---------------

H. Calculation of Noteholders' Principal Distributable Amount


   Noteholders' Monthly Principal Distributable Amount:

   Principal Distribution Amount                                          $16,503,552.82

   Multiplied by Noteholders' Percentage ((i) for each
    Distribution Date before the principal  balance of
    the Class A-1 Notes is reduced to zero, 100%, (ii)
    for the Distribution Date on which the principal
    balance of the Class A-1 Notes is reduced to zero,
    100% until the principal balance of the Class A-1
    Notes is reduced to zero and with respect to any
    remaining portion of the Principal Distribution
    Amount, the initial principal balance of the Class
    A-2 Notes over the Aggregate Principal Balance (plus
    any funds remaining on deposit in the Pre-Funding
    Account) as of the Accounting Date  for the
    preceding Distribution Date minus that portion of
    the Principal Distribution Amount applied to retire
    the Class A-1 Notes and (iii) for each Distribution
    Date thereafter, the outstanding principal balance of
    the Class A-2 Notes on the Determination Date over
    the Aggregate Principal Balance (plus any funds
    remaining on deposit in the Pre-Funding Account) as
    of the Accounting Date for the preceding
    Distribution Date)                                                           100.00%        $16,503,552.82
                                                                       -----------------

   Unpaid Noteholders' Principal Carryover Shortfall                                                     $0.00
                                                                                               ---------------
   Noteholders' Principal Distributable Amount                                                  $16,503,552.82
                                                                                               ---------------
                                                                                               ---------------

I. Application of Noteholders' Principal Dustribution Amount




     Amount of Noteholders' Principal Distributable
     Amount payable to Class A-1 Notes (equal to entire
     Noteholders' Principal Distributable Amount until
     the principal balance of the Class A-1 Notes is
     reduced to zero)                                                                           $16,503,552.82
                                                                                               ---------------
                                                                                               ---------------

     Amount of Noteholders' Principal Distributable
     Amount payable to Class A-2 Notes (no portion of the
     Noteholders' Principal Distributable Amount is
     payable to the Class A-2 Notes until the principal
     balance of the Class A-1 Notes has been reduced to
     zero; thereafter, equal to the entire Noteholders'
     Principal Distributable Amount)                                                                     $0.00
                                                                                               ---------------
                                                                                               ---------------


IX.  Pre-Funding Account




A.  Withdrawals from Pre-Funding Account:

   Amount on deposit in the  Pre-Funding Account as of the preceding
     Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
              Pre-Funded Amount                                                                          $0.00

                                                                                               ---------------
                                                                                                         $0.00
                                                                                               ---------------
                                                                                               ---------------

   Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A)
     one less (B)((i) the Pre-Funded Amount after giving effect to
     transfer of Subsequent Receivables over (ii) $0))                                                   $0.00

   Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been reduced to
     $100,000 or less as of the Distribution Date (see B below)                                          $0.00
                                                                                               ---------------

   Amount remaining on deposit in the Pre-Funding Account after
     Distribution Date
            Pre-Funded Amount                                                      $0.00
                                                                           -------------

                                                                                                         $0.00
                                                                                               ---------------
                                                                                               ---------------



B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding
     Account:



     Amount withdrawn from the Pre-Funding Account as a result
      of the Pre-Funded Amount not being reduced to zero on the
      Distribution Date on or immediately preceding the end of
      the Funding Period (August 1997 Distribution Date) or the
      Pre-Funded Amount being reduced to $100,000 or less on
      any Distribution Date                                                                              $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1
      Noteholders' pro rata share (based on the respective
      current outstanding principal balance of each class of
      Notes of the Pre-Funded Amount as of the Distribution
      Date)                                                                                              $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2
      Noteholders' pro rata share (based on the respective
      current outstanding principal balance of each class of
      Notes of the Pre-Funded Amount as of the Distribution
      Date)                                                                                              $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3
      Noteholders' pro rata share (based on the respective
      current outstanding principal balance of each class of
      Notes of the Pre-Funded Amount as of the  Distribution
      Date)                                                                                              $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4
      Noteholders' pro rata share (based on the respective
      current outstanding principal balance of each class of
      Notes of the Pre-Funded Amount as of the Distribution
      Date)                                                                                              $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5
      Noteholders' pro rata share (based on the respective
      current outstanding principal balance of each class of
      Notes of the Pre-Funded Amount as of the Distribution
      Date)                                                                                              $0.00

   C.  Prepayment Premiums:

   Class A-1 Prepayment Premium                                                                          $0.00
   Class A-2 Prepayment Premium                                                                          $0.00
   Class A-3 Prepayment Premium                                                                          $0.00
   Class A-4 Prepayment Premium                                                                          $0.00
   Class A-5 Prepayment Premium                                                                          $0.00



X. Reserve Account



   Requisite Reserve Amount:

   Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes,
    Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, and Class A-5 Notes:

         Product of (x)  6.31% (weighted average interest of,
         the Class A-1 Interest Rate, Class A-2 Interest Rate,
         Class A-3 Interest Rate, Class A-4 Interest Rate, and
         Class A-5 Interest Rate (based on the outstanding Class
         A-1 principal balance through the Class A-5
         principal balance) divided by 360, (y) $0 (the
         Pre-Funded Amount on such Distribution Date) and (z) 0
         (the number of days until the August 1997
         Distribution Date))                                                                             $0.00

         Less the product of (x) 2.5% divided by 360, (y) $0
         (the Pre-Funded Amount on such Distribution Date)
         and (z) 0 (the number of days until the August 1997
         Distribution Date)                                                                              $0.00
                                                                                             -----------------

   Requisite Reserve Amount                                                                              $0.00
                                                                                             -----------------
                                                                                             -----------------

   Amount on deposit in the Reserve Account (other than
   the Class A-1 Holdback Subaccount) as of the
   preceding Distribution Date or, in the case of the
   first Distribution Date, as of the Closing Date                                               $1,383,884.24

   Plus the excess, if any, of the Requisite Reserve
   Amount over amount on deposit in the Reserve Account
   (other than the Class A-1 Holdback Subaccount)
   (which excess is to be deposited by the
   IndentureTrustee in the Reserve Account from amounts
   withdrawn from the Pre-Funding Account in respect of
   transfers of Subsequent Receivables)                                                                  $0.00

   Less: the excess, if any, of the amount on deposit
   in the Reserve Account (other than the Class A-1
   Holdback Subaccount) over the Requisite Reserve
   Amount (and amount withdrawn from the Reserve
   Account to cover the excess, if any, of total
   amounts payable over Available Funds, which excess
   is to be transferred by the Indenture Trustee to or
   upon the order of the General Partners from amounts
   withdrawn from the Pre-Funding Account in respect of
   transfers of Subsequent Receivables)                                                         ($1,383,884.24)

   Less: withdrawals from the Reserve Account (other
   than the Class A-1 Holdback Subaccount) to cover the
   excess, if any, of total amount payable over
   Available Funds (see IV above)                                                                        $0.00
                                                                                             -----------------

   Amount remaining on deposit in the Reserve Account
   (other than the Class A-1 Holdback Subaccount) after
   the Distribution Date                                                                                 $0.00
                                                                                             -----------------
                                                                                             -----------------

XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding
    Distribution Date or the Closing Date, as
    applicable,                                                                                         $0.00

    Plus deposit to the Class A-1 Holdback Subaccount
    (equal to 2.5% of the amount, if any, by which $0
    (the Target Original Pool Balance set forth in the
    Sale and Servicing Agreement) is greater than $0
    (the Original Pool Balance after giving effect to
    the transfer of Subsequent Receivables on the
    Distribution Date or on a Subsequent Transfer Date
    preceding the Distribution Date))                                                                    $0.00

    Less withdrawal, if any, of amount from the Class
    A-1 Holdback Subaccount to cover a Class A-1
    Maturity Shortfall (see IV above)                                                                    $0.00

    Less withdrawal, if any, of amount remaining in the
    Class A-1 Holdback Subaccount on the Class A-1 Final
    Scheduled Maturity Date after giving effect to any
    payment out of the Class A-1 Holdback Subaccount to
    cover a Class A-1 Maturity Shortfall (amount of
    withdrawal to be released by the Indenture Trustee
    to the General Partners)                                                                             $0.00
                                                                                            -----------------

    Class A-1 Holdback Subaccount immediately following
    the Distribution Date                                                                                $0.00
                                                                                            -----------------
                                                                                            -----------------

                                     Page 8

XII. Calculation of Servicing Fees




   Aggregate Principal Balance as of the first day
    of the Monthly Period                                   $719,814,267.20
   Multiplied by Basic Servicing Fee Rate                             1.00%
   Divided by Months per year                                     0.083333%
                                                         -------------------

   Basic Servicing Fee                                                         $599,845.22

   Less: Backup Servicer Fees (annual rate of 1 bp)                                  $0.00

   Supplemental Servicing Fees                                                       $0.00
                                                                              -------------

   Total of Basic Servicing Fees and Supplemental Servicing Fees                                  $599,845.22
                                                                                                -------------
                                                                                                -------------


XIII. Information for Preparation of Statements to Noteholders



   a.  Aggregate principal balance of the Notes as of first day of Monthly Period
         Class A-1 Notes                                                                        $26,814,270.61
         Class A-2 Notes                                                                       $210,000,000.00
         Class A-3 Notes                                                                       $170,000,000.00
         Class A-4 Notes                                                                       $150,000,000.00
         Class A-5 Notes                                                                       $163,000,000.00

   b.  Amount distributed to Noteholders allocable to principal
         Class A-1 Notes                                                                        $16,503,552.82
         Class A-2 Notes                                                                                 $0.00
         Class A-3 Notes                                                                                 $0.00
         Class A-4 Notes                                                                                 $0.00
         Class A-5 Notes                                                                                 $0.00

   c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
         Class A-1 Notes                                                                        $10,310,717.79
         Class A-2 Notes                                                                       $210,000,000.00
         Class A-3 Notes                                                                       $170,000,000.00
         Class A-4 Notes                                                                       $150,000,000.00
         Class A-5 Notes                                                                       $163,000,000.00

   d.  Interest distributed to Noteholders
         Class A-1 Notes                                                                           $132,594.71
         Class A-2 Notes                                                                         $1,067,500.00
         Class A-3 Notes                                                                           $892,500.00
         Class A-4 Notes                                                                           $812,500.00
         Class A-5 Notes                                                                           $910,083.33

   e.  1.  Class A-1 Interest Carryover Shortfall, if any
           (and change in amount from preceding statement)                                               $0.00
       2.  Class A-2 Interest Carryover Shortfall, if any
           (and change in amount from preceding statement)                                               $0.00
       3.  Class A-3 Interest Carryover Shortfall, if any
           (and change in amount from preceding statement)                                               $0.00
       4.  Class A-4 Interest Carryover Shortfall, if any
           (and change in amount from preceding statement)                                               $0.00
       5.  Class A-5 Interest Carryover Shortfall, if any
           (and change in amount from preceding statement)                                               $0.00

   f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
       1.  Reserve Account                                                                               $0.00
       2.  Class A-1 Holdback Subaccount                                                                 $0.00
       3.  Claim on the Note Policy                                                                      $0.00

   g.  Remaining Pre-Funded Amount                                                                       $0.00

   h.  Remaining Reserve Amount                                                                          $0.00

   i.  Amount on deposit on Class A-1 Holdback Subaccount                                                $0.00

   j.  Prepayment amounts
         Class A-1 Prepayment Amount                                                                     $0.00
         Class A-2 Prepayment Amount                                                                     $0.00
         Class A-3 Prepayment Amount                                                                     $0.00
         Class A-4 Prepayment Amount                                                                     $0.00
         Class A-5 Prepayment Amount                                                                     $0.00

   k.  Prepayment Premiums
         Class A-1 Prepayment Premium                                                                    $0.00
         Class A-2 Prepayment Premium                                                                    $0.00
         Class A-3 Prepayment Premium                                                                    $0.00
         Class A-4 Prepayment Premium                                                                    $0.00
         Class A-5 Prepayment Premium                                                                    $0.00

   l.  Total of Basic Servicing Fee, Supplemental Servicing
       Fees and other fees, if any, paid by the Trustee
       on behalf of the Trust                                                                      $599,845.22

   m.  Note Pool Factors (after giving effect to distributions on the
       Distribution Date)
         Class A-1 Notes                                                                            0.12574046
         Class A-2 Notes                                                                            1.00000000
         Class A-3 Notes                                                                            1.00000000
         Class A-4 Notes                                                                            1.00000000
         Class A-5 Notes                                                                            1.00000000





XVI. Pool Balance and Aggregate Principal Balance

            Original Pool Balance at beginning of Monthly Period                               $774,999,996.59
            Subsequent Receivables                                                                       $0.00
                                                                                              ----------------
            Original Pool Balance at end of Monthly Period                                     $774,999,996.59
                                                                                              ----------------
                                                                                              ----------------
            Aggregate Principal Balance as of preceding Accounting Date                         719,814,267.20
            Aggregate Principal Balance as of current Accounting Date                          $703,310,714.38







      Monthly Period Liquidated Receivables             Monthly Period Adminsitrative Receivables

                       Loan #              Amount                      Loan #              Amount
                       ------              ------                      ------              ------
         see attached listing             $1,297,462.49      see attached listing          $93,282.19
                                            $370,233.50                                         $0.00
                                            $102,666.81                                         $0.00
                                         --------------                                    ----------
                                          $1,770,362.80                                    $93,282.19
                                         --------------                                    ----------
                                         --------------                                    ----------

XVIII.  Delinquency Ratio

    Sum of Principal Balances
     (as of the Accounting Date)
     of all Receivables delinquent
     more than 30 days with respect
     to all or any portion of a
     Scheduled Payment as of the
     Accounting Date                                              $29,575,663.27

    Aggregate Principal Balance as
     of the Accounting Date                                      $703,310,714.38
                                                              --------------------

    Delinquency Ratio                                                                     4.20520585%
                                                                                         -----------










IN WITNESS WHEREOF, I, Michael Sherman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                      ARCADIA  FINANCIAL  LTD.


                                      By:   /s/  MICHAEL J. SHERMAN
                                           -----------------------------------
                                      Name:     Michael J. Sherman
                                              --------------------------------
                                      Title:    Vice President / Treasurer
                                              --------------------------------

                                    Page 10